WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST
ANNUAL SERVICER CERTIFICATE
FOR THE PERIOD April 1, 1999 THROUGH November 30, 1999

                                                      Aggregate
                                                      Net Investment
Aggregate Net Investment Value                        Value
Original
4/1/99                                                1,160,510,742.00

Principal collections & reimbursement loss amount        15,605,514.22
11/30/99                                              1,144,905,227.78

Note Balance @ 11/30/99                               1,160,510,742.00

                                                      Class A-1
                                                      Allocation                    Note
Aggregate Net Investment Value                        Percentage                    Balance

Original                                                         29.09029%            330,000,000
4/1/99                                                           29.09029%            330,000,000

Principal collections & reimbursement loss amount                                      15,262,666
11/30/99                                                                              314,737,334

Note Balance @ 11/30/99                                          29.09029%            330,000,000

                                                      Class A-2
                                                      Allocation                    Note
Aggregate Net Investment Value                        Percentage                    Balance

Original                                                         27.32725%            310,000,000
4/1/99                                                           27.32725%            310,000,000

Principal collections & reimbursement loss amount                                               0
11/30/99                                                                              310,000,000

Note Balance @ 11/30/99                                          27.32725%            310,000,000

                                                      Class A-3
                                                      Allocation                    Note
Aggregate Net Investment Value                        Percentage                    Balance

Original                                                         21.94995%            249,000,000
4/1/99                                                           21.94995%            249,000,000

Principal collections & reimbursement loss amount                                               0
11/30/99                                                                              249,000,000

Note Balance @ 11/30/99                                          21.94995%            249,000,000

                                                      Class A-4
                                                      Percentage                    Note
Aggregate Net Investment Value                        Percentage                    Balance

Original                                                         16.26165%            184,472,000
4/1/99                                                           16.26165%            184,472,000

Principal collections & reimbursement loss amount                                               0
11/30/99                                                                              184,472,000

Note Balance @ 11/30/99                                          16.26165%            184,472,000

                                                      Class B
                                                      Allocation                    Note
Aggregate Net Investment Value                        Percentage                    Balance

Original                                                          5.37086%             60,927,000
4/1/99                                                            5.37086%             60,927,000

Principal collections & reimbursement loss amount                                               0
11/30/99                                                                               60,927,000

Note Balance @ 11/30/99                                           5.37086%             60,927,000


Aggregate Net Investment Value                        Transferor Interest           Balance

Original                                                          2.25000%             26,111,742
4/1/99                                                                                26,111,742

Principal collections & reimbursement loss amount                                        342,848
11/30/99                                                                              25,768,894

Note Balance @ 11/30/99                                           2.25000%            26,111,742


Distributable Amounts                                 Total

Interest Distributable Amount                            20,374,873.12
Principal Distributable Amount (1)                      108,560,849.36
Reimbursement of Covered Loss Amount (1)                  1,768,496.31
Reimbursement of Uncovered Loss Amount (1)                        0.00
Class A Cap Receipt                                                  0
Class B Cap Receipt                                                  0

Total                                                   130,704,218.79

Distributable Amounts                                 Class A-1                     %

Interest Distributable Amount                             5,438,194.39
Principal Distributable Amount (1)                      106,118,230.24                         97.75000%
Reimbursement of Covered Loss Amount (1)                  1,768,496.31                        100.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                        100.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                   113,324,920.94

Distributable Amounts                                 Class A-2                     %

Interest Distributable Amount                             5,153,815.19
Principal Distributable Amount (1)                                0.00                          0.00000%
Reimbursement of Covered Loss Amount (1)                          0.00                          0.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                          0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                     5,153,815.19

Distributable Amounts                                 Class A-3                     %

Interest Distributable Amount                             4,154,202.36
Principal Distributable Amount (1)                                0.00                          0.00000%
Reimbursement of Covered Loss Amount (1)                          0.00                          0.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                          0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                     4,154,202.36

Distributable Amounts                                 Class A-4                     %

Interest Distributable Amount                             3,093,787.96
Principal Distributable Amount (1)                                0.00                          0.00000%
Reimbursement of Covered Loss Amount (1)                          0.00                          0.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                          0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                     3,093,787.96

Distributable Amounts                                 Class B                       %

Interest Distributable Amount                             1,084,005.69
Principal Distributable Amount (1)                                0.00                          0.00000%
Reimbursement of Covered Loss Amount (1)                          0.00                          0.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                          0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                     1,084,005.69

Distributable Amounts                                 Transferor Interest           %

Interest Distributable Amount                             1,450,867.54
Principal Distributable Amount (1)                        2,442,619.12                          2.25000%
Reimbursement of Covered Loss Amount (1)                          0.00                          0.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                          0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                     3,893,486.66

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Note Factors                                          Series A-1                    Series A-2

                                           4/1/99               100.0000000%                  100.0000000%
                                         11/30/99               100.0000000%                  100.0000000%

Note Factors                                          Series A-3                    Series A-4

                                           4/1/99               100.0000000%                  100.0000000%
                                         11/30/99               100.0000000%                  100.0000000%

Note Factors                                          Series B

                                           4/1/99               100.0000000%
                                         11/30/99               100.0000000%

Pool Data                                             4/1/99                        $

Number of Loans                                              49,883
Prepayments                                                       0                              0.00
Scheduled Terminations                                            0                              0.00
Charge-Offs                                                       0                              0.00
Weighted Ave APR                                                  9.76%


Pool Data                                             11/30/99                      $

Number of Loans                                              52,120
Prepayments                                                   1,246                    29,307,992.77
Scheduled Terminations                                            7                       116,812.10
Charge-Offs                                                     283                     6,124,594.11
Weighted Ave APR                                                  9.76%


Account Balances                                      Pay Ahead                     Advance                  Reserve Fund

Balance as of  4/01/99                                            0.00                          0.00               11,605,107.42
Balance as of  11/30/99                                      2,130,392.39                 214,669.76               11,605,107.42
Change                                                       2,130,392.39                 214,669.76                        0.00
Required Cash (withdrawal from reserve)                                                                                     0.00
Reserve Fund Requirement                                                                                           11,605,107.42
Reserve Fund Supplemental Requirements                                                                                      0.00
Insured Residual Value Loss Amount                                0.00

Distribution per $1,000                                                             Total

Total Distribution Amount                                                                      17.55681562

Interest Distribution Amount                                                                   17.55681562
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----

Distribution per $1,000                                                             Class A-1

Total Distribution Amount                                                                      16.47937694

Interest Distribution Amount                                                                   16.47937694
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000


Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----

Distribution per $1,000                                                             Class A-2

Total Distribution Amount                                                                      16.62521029

Interest Distribution Amount                                                                   16.62521029
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000

Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                                    -----
Transferor Interest not paid to Transferor                                                     -----

Unpaid Class B Principal Carryover Shortfall                                                   -----


Distribution per $1,000                                                             Class A-3

Total Distribution Amount                                                                      16.68354361

Interest Distribution Amount                                                                   16.68354361
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----


Distribution per $1,000                                                             Class A-4

Total Distribution Amount                                                                      16.77104363

Interest Distribution Amount                                                                   16.77104363
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----

Distribution per $1,000                                                             Class B

Total Distribution Amount                                                                      17.79187700

Interest Distribution Amount                                                                   17.79187700
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    0.00000000


Distribution per $1,000                                                             Transferor Interest

Total Distribution Amount                                                                      55.56379731

Interest Distribution Amount                                                                   55.56379731
Carryover Shortfall                                                                             -----
Prior Carryover Shortfall                                                                       -----

Total Carryover Shortfall                                                                       -----


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       -----
Unpaid Principal Loss Interest Amount                                                           -----

Transferor Principal not paid to Transferor                                                     0.00000000
Transferor Interest not paid to Transferor                                                      0.00000000

Unpaid Class B Principal Carryover Shortfall                                                    -----



Servicing Fee                                                                       Total

Amount of Servicing Fee Paid                                                            7,736,738.30
Total Unpaid                                                                                    0.00

Origination Trustee Expenses Paid (1)

UTI                                                                                             0.00
SUBI                                                                                            0.00
                                                                                                0.00


Securitization Trustee Expenses Paid  (1)                                                       0.00

Additional Loss Amounts (2)                                                                     0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:

CHARGE-OFF RATE                                       August                        September

Outstanding                                               1,021,400.90                    701,662.24
Balance

Net
Liquidation                                                 639,656.98                    445,373.24
Proceeds

Average
Aggregate
Net Investment                                        1,160,510,742.00              1,160,510,742.00
Value

Annualized
Average
Charge-Off                                                        0.39%                         0.27%
Rate

CHARGE-OFF RATE                                       October                       November

Outstanding                                               1,045,574.10                  1,105,817.99
Balance

Net
Liquidation                                                 714,744.73                    746,496.47
Proceeds

Average
Aggregate
Net Investment                                        1,160,510,742.00              1,160,510,742.00
Value

Annualized
Average
Charge-Off                                                        0.34%                         0.37%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                           0.35%

DELINQUENCY RATE As of November 30, 1999
                                                      #                                                      $

Past Due 31-60 days                                             463                                                 9,874,164
Past Due 61-90 days                                              60                                                 1,294,362
Past Due 91 + days                                               16                                                   368,473

 Total                                                          539                                                11,536,999

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                      Delinquent                    Current                  Delinquency
                                                      Contracts                     Contracts                Rate
                                                      (> 60 days)

August                                                           66                        49,013                           0.13%
September                                                        78                        51,328                           0.15%
October                                                          74                        51,687                           0.14%
November                                                         76                        52,120                           0.15%

                                                                                                                            0.15%


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